UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2013
TESORO LOGISTICS LP
(Exact name of registrant as specified in its charter)

Delaware	1-35143	27-4151603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828
(Address of principal executive offices)	(Zip Code)

(210) 626-6000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As reported in a Current Report on Form 8-K filed by Tesoro Logistics LP (the "Partnership") on June 3, 2013 (the "Original Filing"), the Partnership completed the acquisition of six marketing and storage terminals located in Southern California and certain assets and properties related thereto on June 1, 2013. This Amendment No. 1 is being filed to amend Item 9.01 of the Original Filing to provide the unaudited pro forma condensed combined consolidated balance sheet of the Partnership as of March 31, 2013.

Item 9.01	Financial Statements and Exhibits.

(b)    Pro Forma Financial Information.

The required unaudited pro forma condensed combined consolidated balance sheet of the Partnership as of March 31, 2013 is attached hereto as Exhibit 99.1 and incorporated in its entirety by reference.

(d)    Exhibits.

99.1
Unaudited pro forma condensed combined consolidated balance sheet of the Partnership as of March 31, 2013 (incorporated by reference herein to Exhibit 99.4 to the Partnership's Current Report on Form 8-K filed on July 29, 2013, File No. 1-35143).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: August 8, 2013

TESORO LOGISTICS LP
By:	Tesoro Logistics GP, LLC
Its general partner

By:	/s/ G. SCOTT SPENDLOVE
G. Scott Spendlove
Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description of the Exhibit

99.1
Unaudited pro forma condensed combined consolidated balance sheet of the Partnership as of March 31, 2013 (incorporated by reference herein to Exhibit 99.4 to the Partnership's Current Report on Form 8-K filed on July 29, 2013, File No. 1-35143).

4